Exhibit 10.1
SETTLEMENT AGREEMENT AND MUTUAL RELEASE
This Settlement Agreement and Mutual Release (the "Agreement") is entered into by and between Wynn Resorts, Limited ("Wynn Resorts") along with Stephen A. Wynn, Linda Chen, Russell Goldsmith, Ray R. Irani, Robert J. Miller, John A. Moran, Marc D. Schorr, Alvin V. Shoemaker, D. Boone Wayson, and Kimmarie Sinatra on the one hand (collectively, the “Wynn Parties”) and Universal Entertainment Corp. and Aruze USA, Inc. on the other (collectively the "Universal Parties," and together with the "Wynn Parties," the "Parties"). In consideration of the mutual covenants and agreements of the Parties, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
1.    BACKGROUND
1.1    Wynn Resorts commenced the action styled Wynn Resorts, Limited v. Kazuo Okada, et al., Case No. A-12-656710-B, pending in the Eighth Judicial District Court, Clark County, Nevada, asserting various claims against Kazuo Okada and Universal Parties, including requesting declaratory relief as to the propriety of Wynn Resorts' redemption of 24,549,222 shares of its stock held by Aruze as of February 18, 2012. Wynn Resorts maintains that it was authorized under the Company's Articles of Incorporation to determine the suitability of any stockholder, and properly redeemed the Aruze shares in exchange for a promissory note in the face amount of $1,936,442,631.36, paying 2% interest per annum, with the note payable on February 18, 2022 (the "Redemption Note").
1.2    In response, the Universal Parties filed various counterclaims against Wynn Resorts, including contesting the suitability determination, the merits of the redemption, the redemption price, and the allegedly below-market interest rate on the Redemption Note, among other terms. The Universal Parties also asserted claims against the Wynn Resorts Directors — Stephen A. Wynn, Elaine P. Wynn, Linda Chen, Russell Goldsmith, Ray R. Irani, Robert J. Miller, John A. Moran, Marc D. Schorr, Alvin V. Shoemaker and D. Boone Wayson (collectively the "Directors") — who participated in the redemption. The Universal Parties also asserted claims against Stephen A. Wynn and Elaine P. Wynn personally related to agreements between them as well as against Stephen A. Wynn and the Company’s General Counsel, Kimmarie Sinatra, asserting that they both breached obligations in facilitating/coordinating the Company’s redemption actions.
1.3    All claims and counterclaims made in the case captioned Wynn Resorts Limited, a Nevada corporation vs. Kazuo Okada, and individual et. al. and all related claims, case no. A-12-656710-B, brought between the Parties to this Agreement, are referred to herein as the "Litigation."
1.4    This Agreement shall only become effective (the "Effective Date") upon notification in writing by the Universal Parties that the Board of Directors of Universal, on behalf of both Universal and Aruze, has approved the Agreement. Universal shall convene that Board meeting to obtain the required consent before 4 pm Pacific time on March 8, 2018. Universal’s failure to provide such notice by 4 pm Pacific time on March 8, 2018 shall render this Agreement void ab initio.

The Parties intend to resolve the Litigation, including any and all issues, facts or matters asserted or that could have been asserted therein. Nothing in this Agreement constitutes an admission of wrongdoing by any Party.
2.    TERMS OF AGREEMENT
The Parties hereby agree to the following terms and conditions and further agree to perform any and all acts and execute any and all documents necessary or appropriate to implement the following agreement, on or after the Effective Date:
2.1    On or before March 31, 2018, Wynn Resorts shall:
(a) Prepay in immediately available funds the Redemption Note at par in the amount of US$1,936,442,631.36.
(b) Solely with respect to the Universal Parties' counterclaims related to the allegedly below-market interest rate on the Redemption Note, make an additional payment equal to US$463,557,368.64 (the payments referenced in Section 2.1(a) and (b) are collectively in the aggregate referred to herein as the "Payment").
2.2.    Aruze shall provide wiring instructions within three (3) days after the Effective Date.
2.3    On the Effective Date, the Universal Parties shall return and surrender the Redemption Note and Wynn Resorts shall deliver to Aruze an original notarized Confession of Judgment in the form attached hereto as Exhibit A. Counsel for the Universal Parties shall hold the Confession of Judgment and shall not file it before April 10, 2018 and may only file it upon a failure of Wynn Resorts to make the Payment. Within three (3) business days after the Payment under Section 2.1 above, counsel for the Universal Parties shall immediately return the original Confession of Judgment to counsel for Wynn Resorts.

2.4    (a) Upon the Effective Date, the Parties — by and through their counsel — shall immediately execute and file the form of Stipulation of Dismissal attached hereto as Exhibit B. The Parties agree to file a joint Motion if necessary to effectuate the dismissal of claims, seeking the earliest disposition of the Motion on Order Shortening Time. The Universal Parties further agree to file, on the same day as the filing of the Stipulation of Dismissal, a Motion to dismiss the claims they have brought against Elaine P. Wynn seeking the earliest disposition of the Motion on Order Shortening Time.
(b) In addition, on the Effective Date, Wynn Resorts will deliver the signed Stipulation and Order for Release of Funds Held in Trust by Clerk of the Court (together with the Stipulation of Dismissal, the "Stipulations") in the form attached hereto as Exhibit C to Randall Jones, Esq., which shall release to Aruze the interest escrow funds currently being held by the court, which is presently approximately US$232,373,115.78. These escrow funds are separate from and in addition to the Payment.
2.5    Except for the rights and obligations set forth in this Agreement and in exchange for the valuable consideration set forth above, the Universal Parties and their respective predecessors, successors, officers, directors, stockholders, corporate affiliates, parents, owners, insurers, agents, attorneys and assigns – except Kazuo Okada – hereby unconditionally and irrevocably release, acquit and forever discharge the Wynn Parties as well as, to the extent applicable, their respective predecessors, successors, former and current officers, former and current directors, former and current employees, stockholders, corporate affiliates — including but not limited to Wynn Macau Limited, Wynn Resorts (Macau), S.A. — parents, owners, insurers, agents, representatives, attorneys and assigns – except Elaine P. Wynn – of and from any and all manner of action or actions, causes or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, fixed or contingent, liquidated or unliquidated, direct or indirect which was or could have been asserted in the Litigation, relates to or arises out of (in whole or in part) any of the facts in this Litigation or which relates to or arises out of (in whole or in part) any other litigation or claims asserted in any other jurisdiction. By way of example only, the Universal Parties disavow and will not claim, in any forum, that Aruze USA, Inc. remains a party to that certain Amended and Restated Stockholders Agreement dated January 6, 2010 (the "2010 Stockholders Agreement") and, accordingly, further agree that Aruze USA, Inc. has no existing or further rights under the 2010 Stockholders Agreement.

2.6    Except for the rights and obligations set forth in this Agreement and in exchange for the valuable consideration set forth above, the Wynn Parties and, to the extent applicable, their respective predecessors, successors, officers, directors, stockholders, corporate affiliates, parents, owners, insurers, agents, attorneys and assigns hereby unconditionally and irrevocably release, acquit and forever discharge the Universal Parties as well as their predecessors, successors, former or current officers, former or current directors, former or current employees, stockholders, corporate affiliates, parents, owners, insurers, agents, representatives, attorneys and assigns — except Kazuo Okada — of and from any and all manner of action or actions, causes or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, fixed or contingent, liquidated or unliquidated, direct or indirect which was or could have been asserted in the Litigation, or relates to or arises out of (in whole or in part) any of the facts in this Litigation or which relates to or arises out of (in whole or in part) any other litigation or claims asserted in any other jurisdiction.
2.7    It is expressly understood and agreed, and made a part hereof that the execution of this Agreement shall not be construed as an admission of any fact or liability on the part of any Party, but is in compromise, settlement, accord and full satisfaction and discharge of loss and damages, claims, actions, causes of action, suits and liability which are each and all uncertain and disputed.
2.8    In consideration of this Agreement, the Parties hereto represent and warrant to each other as of the Effective Date that they will forever refrain from instituting and/or prosecuting a lawsuit against any of the Parties hereto or any of their respective related agents, successors, entities, parents, affiliates (whether an entity or individual), subsidiaries, officers, directors, insurance carriers, and employees, representatives, attorneys or assigns, for claims relating to or arising out of (in whole or in part) the Litigation, other than to enforce this Agreement.
2.9    Upon the Effective Date, the Universal Parties further agree to promptly cause the dismissal or withdrawal of any litigation, claims or complaints (civil or criminal) asserted anywhere against the Wynn Parties, or, to the extent applicable, any affiliate (whether an entity or individual), subsidiary, officer, director or stockholder, including but not limited to the action styled Universal Entertainment Corp., et. al. v. Wynn Resorts (Macau), S.A., et. al., Case No. CV3-15-0017-CAO, pending in Macau.
2.10    The Parties hereto agree to reasonably cooperate with each other in any litigation, such as providing any non-privileged documents or communications, that relate to or arise out of (in whole or in part) this Agreement or the Litigation. The Party requesting cooperation shall be responsible for the reasonable expenses incurred by the receiving Party complying with the request should compliance with the request require more than nominal expense.
2.11     As part of this Agreement, the Parties agree that the Wynn Parties' Protective Order With Respect to Confidentiality entered by the Court on February 13, 2013, and as subsequently amended by Order dated September 27, 2016, remains in full force and effect, and the Parties will continue to comply with its terms and conditions unless or until modified or vacated by the Court.
2.12    Nothing in this Agreement is intended to, nor shall be construed as giving a release to Kazuo Okada or Elaine P. Wynn by the Parties or any of their respective affiliates (whether an entity or individual), subsidiaries, officers, directors or stockholders.
3.    COSTS AND ATTORNEYS' FEES
If any legal action or other proceeding is brought by any of the Parties hereto relating to this Agreement or to recover damages or equitable relief for a breach or threatened breach thereof, the prevailing party shall recover its costs, expert witness fees, consulting fees, and reasonable attorneys' fees incurred in such an action or proceeding, which amount shall be determined by a court and not a jury.
4.    ENTIRE AGREEMENT
All prior or contemporaneous understandings or agreements between the Parties as they relate to the Agreement are merged into this Agreement (along with the Stipulations and the Confession of Judgment) and it alone expresses the agreement of the Parties. This Agreement may be modified only in writing, signed by all the Parties hereto, and no term or provision may be waived except by such writing. There are no other agreements or representations, express or implied, either oral or in writing, between the Parties, concerning the subject matter of this Agreement, except as specifically set forth in this Agreement. There are no promises, agreements or expectations of the Parties unless otherwise stated in this Agreement. The Parties have been represented by counsel in connection with the preparation of this Agreement.
5.    APPLICABLE LAW
This Agreement was drafted through the joint efforts of the Parties and/or through counsel, and shall not be read for or against any Party to this Agreement on that account. This Agreement is intended to be enforced according to its written terms under the laws of the State of Nevada. Venue for any legal action concerning this Agreement shall lie exclusively in the State or Federal court of Nevada. All Parties consent to jurisdiction and venue in Nevada for any claims arising out of this Agreement.
6.    BENEFIT
This Agreement shall be binding upon and inure to the benefit of the Parties, and each of them, their successors, assigns, personal representatives, agents, employees, directors, officers, and servants, except Kazuo Okada.
7.    COUNTERPARTS
This Agreement may be executed in any number of counterparts and each counterpart executed by any of the undersigned together with all other counterparts so executed shall constitute a single instrument and agreement of the Parties. Facsimile or electronic copies hereof and facsimile or electronic signatures hereon shall have the same force and effect as originals.
8.    MUTUAL WARRANTIES
Each Party to this Agreement warrants and represents to the other that they have not assigned or transferred to any person or entity not a Party hereto any claim or other released matter, or any part or portion thereof, and that each Party has the authority to sign this Agreement, and each individual executing this Agreement on behalf of any entity or person specifically warrants that he or she has the authority and legal capacity to sign this Agreement.
9.     MUTUAL NON-DISPARAGEMENT
Each Party shall make reasonable efforts to avoid criticizing, disparaging, or saying or doing anything that casts in a negative light the other Parties hereto. Notwithstanding the foregoing, in the event a Party is required to meet with a regulator with oversight authority over such Party or compelled to disclose any information pursuant to a court order, subpoena, other legal requirement or regulator request, such Party may to the extent required disclose such information without regard to this non-disparagement provision, provided that such Party first notifies the other Party of the same to the extent permissible and practicable, and reasonably cooperates with such other Party so that such other Party may seek a protective order at its own expense.  Nothing herein shall be construed so as to prevent or otherwise interfere with a Party’s prosecution or defense of any litigation.
10.    NOTICE
All notices or demands of any kind that any Party is required to or desires to give in connection with this Agreement shall be in writing and shall be delivered by facsimile and/or by depositing the notice or demand in the United States mail, postage prepaid, and addressed to the Parties as follows:

1)	If to Wynn Resorts:

General Counsel
Attn. Kimmarie Sinatra
Wynn Las Vegas

3131 Las Vegas Blvd. South
Las Vegas, NV 89109
email: kim.sinatra@wynnresorts.com

James J. Pisanelli, Esq.
Todd L. Bice, Esq.
Debra L. Spinelli, Esq.
PISANELLI BICE PLLC
400 South 7th Street, Suite 300
Las Vegas, Nevada 89101
Office: 702.214.2100
Facsimile: 702.214.2101

2)	If to Universal Parties:

David S. Krakoff, Esq.
Benjamin B. Klubes, Esq.
Buckley Sandler LLP
1250 24th Street, N.W., Suite 700
Washington, DC 20037
Office: 202.349.8000
Facsimile: 202.349.8080

3)	If to Stephen A. Wynn:

Donald J. Campbell, Esq.
J. Colby Williams, Esq.
Campbell & Williams
700 South Seventh Street
Las Vegas, Nevada 89101
Office: 702.382.5222
Facsimile: 702.382.0540

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties hereby execute this Agreement.

Dated:     6 March 2018        /s/ Matt Maddox
WYNN RESORTS, LIMITED.
BY Matt Maddox its, President

Dated:     7 March 2018        /s/ Stephen A. Wynn
STEPHEN A. WYNN

Dated: 8 March 2018        /s/ Linda Chen
LINDA CHEN

Dated:     8 March 2018        /s/ Russell Goldsmith
RUSSELL GOLDSMITH

Dated:     7 March 2018        /s/ Ray R. Irani
RAY R. IRANI

Dated:     7 March 2018        /s/ Robert J. Miller
ROBERT J. MILLER

Dated: 7 March 2018        /s/ John A. Moran
JOHN A. MORAN

Dated:     7 March 2018        /s/ Marc D. Schorr
MARC D. SCHORR

Dated: 7 March 2018        /s/ Alvin V. Shoemaker
ALVIN V. SHOEMAKER

Dated:     7 March 2018        /s/ D. Boone Wayson
D. BOONE WAYSON

Dated:     6 March 2018        /s/ Kimmarie Sinatra
KIMMARIE SINATRA

Dated: 6 March 2018        /s/ Hajime Tokuda
UNIVERSAL ENTERTAINMENT CORP.
BY Hajime Tokuda its, Director & COO

Dated: 8 March 2018        /s/ J.L. Gilbert
ARUZE USA, INC.
BY J.L. Gilbert its, Director, President

ERRATA TO SETTLEMENT AGREEMENT AND MUTUAL RELEASE
Whereas, Wynn Resorts, Limited (“Wynn Resorts”) along with Stephen A. Wynn, Linda Chen, Russell Goldsmith, Ray R. Irani, Robert J. Miller, John A. Moran, Marc D. Schorr, Alvin V. Shoemaker, D. Boone Wayson, and Kimmarie Sinatra on the one hand (collectively, the “Wynn Parties”) and Universal Entertainment Corp. and Aruze USA, Inc. on the other (collectively the “Universal Parties,” and together with the “Wynn Parties,” the “Parties”) have entered into that certain Settlement Agreement and Mutual Release, effective March 8, 2018 (the “Settlement Agreement”).
Whereas, the Parties unintentionally omitted Allan Zeman from the list of “Wynn Parties” in the Preamble of the Settlement Agreement, as well as in the list of “Directors” in Section 1.2 of the Settlement Agreement.
Allan Zeman hereby agrees and confirms to be bound to the rights and obligations contained in the Settlement Agreement.

Dated:     8 March 2018        /s/ Allan Zeman
ALLAN ZEMAN

Exhibit A

James J. Pisanelli, Esq., Bar No. 4027
JJP@pisanellibice.com
Todd L. Bice, Esq., Bar No. 4534
TLB@pisanellibice.com
Debra L. Spinelli, Esq., Bar No. 9695
DLS@pisanellibice.com
PISANELLI BICE PLLC
400 South 7th Street, Suite 300
Las Vegas, Nevada 89109
Telephone: 702.214.2100
Facsimile: 702.214.2101

Robert L. Shapiro, Esq. (pro hac vice admitted)
RS@glaserweil.com
GLASER WEIL FINK HOWARD
AVCHEN & SHAPIRO, LLP
10250 Constellation Boulevard, 19th Floor
Los Angeles, California 90067
Telephone: 310.553.3000

Mitchell J. Langberg, Esq., Bar No. 10118
mlangberg@bhfs.com
BROWNSTEIN HYATT FARBER SCHRECK LLP
100 North City Parkway. Suite 1600
Las Vegas, Nevada 89106
Telephone: 702.382.2101

Attorneys for Wynn Resorts, Limited

DISTRICT COURT

CLARK COUNTY, NEVADA

ARUZE USA, INC., a Nevada corporation, Plaintiff, vs. WYNN RESORTS, LIMITED, a Nevada corporation, Defendant.	Case No.: Dept. No.: CONFESSION OF JUDGMENT

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Wynn Resorts, Limited ("Wynn Resorts"), a Nevada Corporation, hereby confesses to judgment in favor of Aruze USA, Inc. ("Aruze") and states as follows:
1.Wynn Resorts commenced the action styled Wynn Resorts, Limited v. Kazuo Okada, et al., Case No. A-12-656710-B, pending in the Eighth Judicial District Court, Clark County, Nevada, asserting various claims.
2.In response, Aruze filed various counterclaims against Wynn Resorts and others.
3.To resolve all claims, Wynn Resorts and Aruze (and others) have entered into a Settlement Agreement and Mutual Release effective March 8, 2018 (the "Agreement"), which expressly provides for this Confession of Judgment.
4.Under NRS 17.090 to 17.110 and the terms of the Agreement, Wynn Resorts hereby agrees, stipulates, confesses and authorizes the entry of judgment in favor of Aruze, in the principal amount of TWO BILLION FOUR HUNDRED MILLION USD ($2,400,000,000.00), plus interest at the rate of 5.25% per annum from April 10, 2018 until this Confession of Judgment is satisfied.
5.The principal amount of this Confession of Judgment shall be reduced by any amounts Aruze receives in satisfaction of the payment specified in Section 2.1 of the Agreement.
6.Pursuant to the Agreement, counsel for Aruze shall hold this Confession of Judgment and shall not file it prior to April 10, 2018.
7.Upon Aruze's receipt of full payment of the amount specified in Section 2.1 of the Agreement, this Confession of Judgment shall become void and counsel for Aruze shall return the original Confession of Judgment, unfiled, to counsel for Wynn Resorts.
8.Wynn Resorts waives the running of any applicable statute of limitations.
///

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9.This Confession of Judgment has been made and voluntarily entered into by Wynn Resorts and the terms herein are binding upon it.
Dated this ____ day of March, 2018.

WYNN RESORTS, LIMITED
By:_______________________________________
It's: ______________________________________

ACKNOWLEDGEMENT

STATE OF _____________)
)ss.
COUNTY OF ___________)

    On this ___ day of March, 2018, personally appearing before me, the undersigned Notary Public in and for the county and said state, was _________________________________, the duly authorized representative of Wynn Resorts, Limited and he has executed the above Confession of Judgment, and acknowledged that he has read the Confession of Judgment and that it is true and accurate.
Subscribed and sworn before me this ___ day of March, 2018.

__________________________________
NOTARY PUBLIC

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Exhibit B

SAO
J. Randall Jones, Esq. (#1927)
Mark M. Jones, Esq. (#267)
Ian P. McGinn, Esq. (#12818)
KEMP, JONES & COULTHARD, LLP
3800 Howard Hughes Parkway, 17th Floor
Las Vegas, NV 89169
Telephone: (702) 385-6000
Facsimile: (702) 385-6001
Email: kjc@kempjones.com

David S. Krakoff, Esq. (Admitted Pro Hac Vice)
Benjamin B. Klubes, Esq. (Admitted Pro Hac Vice)
Adam Miller, Esq. (Admitted Pro Hac Vice)
Buckley Sandler LLP
1250 24th Street NW, Suite 700
Washington DC 20037
Tel: (202) 349-8000
Fax: (202) 349-8080
dkrakoff@buckleysandler.com
bklubes@buckleysandler.com
amiller@buckleysandler.com

Attorneys for Defendant/Counterclaimants Aruze USA, Inc.,
and Universal Entertainment Corp.

DISTRICT COURT

CLARK COUNTY, NEVADA

WYNN RESORTS, LIMITED, a Nevada corporation, Plaintiffs, vs. KAZUO OKADA, an individual, ARUZE USA, INC., a Nevada corporation, and UNIVERSAL ENTERTAINMENT CORP., a Japanese corporation, Defendants.	Case No.: A-12-656710-B Dept. No.: XI STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE OF CLAIMS BETWEEN THE WYNN PARTIES AND THE UNIVERSAL PARTIES Electronic Filing Case Hearing Date: Hearing Time:
AND ALL RELATED CLAIMS.

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IT IS HEREBY STIPULATED AND AGREED by and between Plaintiff/Counter-Defendant Wynn Resorts, Limited (“Wynn Resorts”) and Counterclaim Defendants Stephen A. Wynn, Kimmarie Sinatra, Linda Chen, Ray Irani, Russell Goldsmith, Robert Miller, John Moran, Marc Schorr, Alvin Shoemaker, D. Boone Wayson, and Allan Zeman (collectively, with Wynn Resorts, the “Wynn Parties”) and Universal Entertainment Corp. (“Universal”), Aruze USA, Inc. (“Aruze USA” and together with Universal, the “Universal Parties”) by and through their undersigned counsel of record, that pursuant to NRCP 41 all claims and counterclaims in this action brought between the Wynn Parties or the Universal Parties are hereby dismissed with prejudice. The Wynn Parties and Universal Parties shall each bear their own attorneys’ fees and costs related to this action.
IT IS SO ORDERED.
DATED: _________________     _______________________________________
THE HONORABLE ELIZABETH GONZALEZ
DISTRICT COURT JUDGE

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IT IS SO STIPULATED

Dated this _ day of _____ 2018

PISANELLI BICE PLLC

BY:____________________________
James J. Pisanelli, Esq.
Todd L. Bice, Esq.
Debra L. Spinelli, Esq.
400 South 7th Street, Suite 300
Las Vegas, Nevada 89101

Attorneys for Wynn Resorts, Limited,
Linda Chen, Russell Goldsmith, Ray R. Irani, Robert J. Miller, John A. Moran, Marc D. Schorr, Alvin V. Shoemaker, Kimmarie Sinatra, D. Boone Wayson, and Allan Zeman

Dated this _ day of _____ 2018

CAMPBELL & WILLIAMS

BY:____________________________
Donald J. Campbell, Esq.
J. Colby Williams, Esq.
700 South 7th Street
Las Vegas, Nevada 89101

Attorneys for Stephen A. Wynn

Dated this _ day of _____ 2018

Buckley Sandler LLP

BY:____________________________
David S. Krakoff, Esq. (Admitted Pro Hac Vice)
Benjamin B. Klubes, Esq. (Admitted Pro Hac Vice)

1250 24th Street NW, Suite 700
Washington DC 20037
Tel: (202) 349-8000
Fax: (202) 349-8080
dkrakoff@buckleysandler.com
bklubes@buckleysandler.com

and

J. Randall Jones, Esq. (#1927)
Mark M. Jones, Esq. (#267)
Ian P. McGinn, Esq. (#12818)
KEMP, JONES & COULTHARD, LLP
3800 Howard Hughes Parkway, 17th Floor
Las Vegas, NV 89169
Telephone: (702) 385-6000
Facsimile: (702) 385-6001
Email: kjc@kempjones.com

Attorneys for Aruze USA, Inc.,
and Universal Entertainment Corp.

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Exhibit C

SAO
J. Randall Jones, Esq. (#1927)
Mark M. Jones, Esq. (#267)
Ian P. McGinn, Esq. (#12818)
KEMP, JONES & COULTHARD, LLP
3800 Howard Hughes Parkway, 17th Floor
Las Vegas, NV 89169
Telephone: (702) 385-6000
Facsimile: (702) 385-6001
Email: kjc@kempjones.com

David S. Krakoff, Esq. (Admitted Pro Hac Vice)
Benjamin B. Klubes, Esq. (Admitted Pro Hac Vice)
Adam Miller, Esq. (Admitted Pro Hac Vice)
Buckley Sandler LLP
1250 24th Street NW, Suite 700
Washington DC 20037
Tel: (202) 349-8000
Fax: (202) 349-8080
dkrakoff@buckleysandler.com
bklubes@buckleysandler.com
amiller@buckleysandler.com

Attorneys for Defendant/Counterclaimants Aruze USA, Inc.,
and Universal Entertainment Corp.

DISTRICT COURT

CLARK COUNTY, NEVADA

WYNN RESORTS, LIMITED, a Nevada corporation, Plaintiffs, vs. KAZUO OKADA, an individual, ARUZE USA, INC., a Nevada corporation, and UNIVERSAL ENTERTAINMENT CORP., a Japanese corporation, Defendants.	Case No.: A-12-656710-B Dept. No.: XI STIPULATION AND ORDER FOR RELEASE OF FUNDS HELD IN TRUST BY THE CLERK OF THE COURT Electronic Filing Case Hearing Date: Hearing Time:
AND ALL RELATED CLAIMS.

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On March 14, 2014, pursuant to a Stipulation between Wynn Resorts, Limited (“WRL”) and Aruze USA, Inc. (“Aruze USA”), the Court entered a Stipulation and Order directing that WRL deliver checks for the interest payments on the Redemption Promissory Note to the Court Clerk for deposit into the Clerk’s Trust Account. The Stipulation and Order further provides that “[a]ll funds that are subject to this stipulation shall be held in the Clerk’s Trust Account until further order of this Court.” The interest payments held by the Clerk’s Trust Account currently consist of $232,373,115.78 resulting from deposits by Wynn Resorts, Limited (“WRL”) of 6 checks, each in the amount of $38,728,852.63. See 2014-3-20 Notice of Receipt of Checks; 2015-2-13 Notice of Receipt of Check; 2016-2-12 Notice of Receipt of Check; 2017-2-14 Notice of Receipt of Check; 2018-2-12 Notice of Receipt of Check.

IT IS HEREBY STIPULATED AND AGREED by and between WRL and Aruze USA, by and through their undersigned counsel of record, that within 3 business days after entry of this Stipulation and Order, the Clerk of the Court shall issue a check made payable to Aruze USA, Inc. in the amount of $232,373,115.78 and deliver the check into possession of Aruze USA’s counsel of record.

IT IS SO ORDERED.
DATED: _________________     _______________________________________
THE HONORABLE ELIZABETH GONZALEZ
DISTRICT COURT JUDGE

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IT IS SO STIPULATED

Dated this _ day of _____ 2018

PISANELLI BICE PLLC

BY:____________________________
James J. Pisanelli, Esq.
Todd L. Bice, Esq.
Debra L. Spinelli, Esq.
400 South 7th Street, Suite 300
Las Vegas, Nevada 89101

and

Paul K. Rowe, Esq. (pro hac vice)
Bradley R, Wilson, Esq, (pro hac vice)
Grant R. Mainland, Esq. (pro hac vice)
WACHTELL, LIPTON, ROSEN & KATZ
51 West 52nd Street
New York, NY 10019

and

Robert L Shapiro, Esq, (pro hac vice)
GLASER WEIL FINK HOWARD AVCHEN & SHAPIRO, LLP
10529 Constellation Blvd., 19th Floor
Los Angeles, California 90067

and

Mitchell J. Langberg, Esq.
BROWNSTEIN HYATT FARBER SCHRECK, LLP
100 North City Parkway, Suite 1600
Las Vegas, NV 89106

Attorneys for Wynn Resorts, Limited, Linda Chen, Russell Goldsmith, Ray R. Irani, Robert J. Miller, John A. Moran, Mare De. Schorr, Alvin V. Shoemaker, Kimmarie Sinatra, D. Boone Wayson, and Allan Zeman

Dated this _ day of _____ 2018

Buckley Sandler LLP

BY:____________________________
David S. Krakoff, Esq. (Admitted Pro Hac Vice)
Benjamin B. Klubes, Esq. (Admitted Pro Hac Vice)

1250 24th Street NW, Suite 700
Washington DC 20037
Tel: (202) 349-8000
Fax: (202) 349-8080
dkrakoff@buckleysandler.com
bklubes@buckleysandler.com

and

J. Randall Jones, Esq. (#1927)
Mark M. Jones, Esq. (#267)
Ian P. McGinn, Esq. (#12818)
KEMP, JONES & COULTHARD, LLP
3800 Howard Hughes Parkway, 17th Floor
Las Vegas, NV 89169
Telephone: (702) 385-6000
Facsimile: (702) 385-6001
Email: kjc@kempjones.com

Attorneys for Aruze USA, Inc.,
and Universal Entertainment Corp.

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